Exhibit 99.1 th January 10 , 2022

2 This presentation and any accompanying discussion or documents may contain information that includes or is based upon forward‐ looking statements within the meaning of the Securities Litigation Reform Act of 1995. These forward‐looking statements are based on our current expectations, estimates and projections about our industry, management's beliefs and certain assumptions we have made. They are neither historical facts nor assurances of future performance, are subject to significant risks and uncertainties, and may turn out to be wrong. For a discussion of factors that could affect our business, please refer to the Risk Factors sections in our Prospectus filed with the SEC on April 16, 2021 and in our periodic filings with the SEC. This presentation does not purport to contain all the information that may be required to make a full analysis of the subject matter. We undertake no obligation to correct or update any forward‐looking statements.

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# Recursion is a 21st century biopharma company

Recursion is a clinical stage **Pharmatech** company **Mapping and Navigating** biology designed to bring better medicines to patients faster and at lower cost via an **Internal Pipeline** and **Partnerships**

## The Leading Pharmatech

**>150+** Biologists, chemists and drug developers

**>150+** Data scientists, software programmers, and engineers

## Mapping & Navigating

**13** Petabytes of proprietary biological and chemical data generated in-house

**>200B** inferred biological relationships to mine using our maps of biology

## Internal Pipeline

**4** Programs entering Ph2 or Ph2/3 in 1H 2022 and 1 program entering Ph1 in 2H 2022

**>10** programs in late discovery or preclinical

**Dozens** of programs in early discovery

## Partnerships

**>$230M** in upfront payments and investment to date from partners

**>$500M** in performance/data-sharing milestones possible in intermediate term

**>$13B** in project milestones across up to 50+ programs possible

**Royalties** on all partnered programs

4 Political sentiment the world over, The number of new drug approvals is up and increasingly in the U.S., against only 47% over the last 25 years and first in high drug prices will create class drug approvals have fallen 17% over 2 additional pressure the past decade 60% of sales growth of the top selling $2.4B of R&D per new drug is 3 drugs is accounted for by price increases 2.1 times more than a decade 1 ago 1 Deloitte, Measuring the Return from Pharmaceutical innovation (2020 and 2015 editions). 2 3 Mullard, A. Nature Reviews Drug Discovery 2021. Biopharma Dive, 2018 (leerink) and Brown, D and Wobst H J Med Chem 2021 (FIC)

5 All primary relationships found by the Recursion Well‐known primary relationships found by the OS between key members of five pathways: Recursion OS between key members of five pathways: JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome JAK/STAT | SWI/SNF | TGFβ | RAS | Proteasome

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7 1 Profile real systems 1 2 Aggregate and analyze Capture high‐dimensional Aggregate data to create data to create a digital record Real (atoms) digital maps of reality of reality (things, places, behaviors, preferences, etc) Digital (bits) 3 2 Algorithmic Inference 3 Navigate digital maps to predict or suggest novel relationships and routes ‐ then try them in reality

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How we build maps of biology 9 Digitization of Complex Biology Automated Execution at Scale Up to Proprietary High‐Dimensional Biological Data Experiments per week Biological and Chemical Diversity ML/AI‐Based Analysis Human cell types Small Molecules Supercomputer on Earth Arrayed Cytokines CRISPR guides & soluble factors Enables quality, reliability, repeatability and scale Novel Efficacy and Insights At Scale High‐Dimensional Validation ML/AI‐Based Exploration Up to Near whole exomes per week ML‐enabled hypotheses Proteomics panels in 2021

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Recursion visualizes its Maps in different ways. Below is a Map of thousands of new chemical entities, clustered by chemical similarity and colored by potency, which demonstrated a strong anti‐inflammatory response on the Recursion OS To the left, shared for the first time ever, is whole‐ genome arrayed CRISPR KO Map generated in 11 primary human endothelial cells

Many known mitochondrial‐related genes cluster together along with a few less well‐known genes 12

JAK1 Many known JAK/STAT genes cluster together along with a few less well‐known genes 13

JAK1 JAK1 JAK1 The JAK/STAT pathway now clustered by strength of interaction, including both similar genes (red) and ‘opposite’ genes (blue) – note both expected and less well‐known genes that could serve as novel hypotheses 14

20S Subunit 26S Subunit The 20S and 26S proteosomes are another of hundreds of expected clusters that give confidence in this Map, one of many we have built – however the most exciting elements of each map are the tens of thousands of unknown and unexplored high‐confidence relationships 15

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# A departure from the traditional approach towards mapping and navigating biology

## Traditional Approach

**LIMITATIONS**

1. Millions of disparate journal articles and publications
2. Many data cannot be independently replicated
3. Human-selected low dimensional assays prone to confirmation bias
4. Humans prone to confirmation bias

- World's literature reviewed
- People generate hypotheses
- Hypotheses validated in low dimensional assays
- Translation

**<10%** clinical success rate

## Recursion Approach



- MAP OF BIOLOGY
  >200B predicted relationships from >100M highly reproducible experiments
- People navigate machine-generated hypotheses with unmet need and scientific intuition in mind
- Chosen hypotheses automatically validated using orthogonal high-dimensional assays
- Increased efficiency of translation: more scale, more speed, less cost

*This approach is designed to achieve **higher** clinical success rates*

**BENEFITS**

1. Massive, relatable proprietary map of searchable biology
2. Data highly replicable and scalable
3. High-dimensional orthogonal validation minimizes 'leak' of poor hypotheses to later stages
4. Minimization of human bias
5. Maximization of biological systems relevance

17 Preliminary data shown is the average of all our programs since late 2017. All industry data adapted from Paul, et al. Nature Reviews Drug Discovery. (2010) 9, 203–214

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19 Pipeline strategy • Advance programs where we Oncology have a data arbitrage • Focus on capital efficient Asset Sales / therapeutic areas Internal Pipeline Commercialization, Inflammation & Licenses / ‐ licensing and asset Immunology Commercialization Internal Pipeline Rare Genetic sales Diseases Rare Diseases • Exclusive multi‐year discovery deal signed in ‘20 and expanded in ‘21 • $30M upfront and $50M equity investment Fibrosis • Up to or exceeding $1.2B in milestones for up to or exceeding 12 programs • Mid single‐digit royalties on net sales Other large, intractable areas of Discovery Partnership strategy • Exclusive multi‐year discovery deal signed in biology Partnerships • Partner in large, difficult and/or ‘21 competitive therapeutic areas • $150M upfront and up to or exceeding $500M • Add knowledge to and improve in performance‐based research milestones and Neuroscience our growing atlas of biology data usage options *and a single oncology indication • Up to or exceeding $300M in milestones possible for up to 40 programs • Mid to high single‐digit tiered royalties on net sales

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# Clinical Program 1 – REC-994 for Cerebral Cavernous Malformation (CCM)

PREVALENCE

360,000 **US + EU5**

CAUSE

LOF mutations in genes *CCM1*, *CCM2* & *CCM3*, key for maintaining the structural integrity of the vasculature due to unknown mechanisms

PATHOPHYSIOLOGY

Vascular malformations of the CNS leading to focal neurological deficits, hemorrhage and other symptoms

OUR REASON TO BELIEVE

Efficacy in Recursion OS as well as functional validation via scavenging of massive superoxide accumulation in cellular models; reduction in lesion number with chronic administration in mice

KEY ELEMENTS

- Targeting both sporadic and familial symptomatic CCM
- Patients with *CCM1*, *CCM2*, and *CCM3* mutations
- Once daily oral dosing
- US and EU Orphan Drug Designation granted

Phase 2a Study Design

CCM Confirmed with MRI → 1:1:1 → High Dose / Low Dose / Placebo → 52-Week Treatment → 1° - Safety and Tolerability; 2° - Imaging, assessments and PROs → Open Label Extension



Julia – living with CCM

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# Clinical Program 2 – REC-2282 for *NF2*-Mutated Progressive Meningioma

INCIDENCE

33,000 **US + EU5**

CAUSE

LOF mutations in *NF2* tumor suppressor gene

PATHOPHYSIOLOGY

Inherited rare CNS tumor syndrome leading to loss of hearing and mobility, other focal neurologic deficits

OUR REASON TO BELIEVE

Efficacy in Recursion OS, cellular, & animal models; suppression of aberrant ERK, AKT, and S6 pathway activation in a Phase 1 PD Study in NF2 patient tumors

KEY ELEMENTS

- Targeting familial and sporadic NF2 meningioma patients
- Adult and adolescent patient populations
- Oral bioavailability and CNS exposure together are unique among clinical-stage HDAC inhibitors
- Potentially reduced cardiac toxicity compared to class

## Adaptive Phase 2/3 Study Design

Phase 2

Progressive *NF2*-mutated meningioma → 1:1 → REC-2282 40mg / REC-2282 60mg → 6 x 1 Month Cycles → Interim Analysis → 20 x 1 Month Cycles

Interim Analysis → Progressive *NF2*-mutated meningioma → 2:1 → REC-2282 / Placebo → 26 x 1M Cycles → 1° - PFS; 2° - TTR, DOR & ORR

Phase 3



Ricki – living with NF2

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# Clinical Program 3 – REC-4881 for Familial Adenomatous Polyposis (FAP)

PREVALENCE

50,000 **US + EU5**

CAUSE

Inactivating mutations in the tumor suppressor gene *APC*

PATHOPHYSIOLOGY

Polyps throughout the GI tract with extremely high risk of malignant transformation

OUR REASON TO BELIEVE

Efficacy in the Recursion OS shows that specific MEK 1/2 inhibitors had a specific effect in context of *APC* LOF. Subsequent mouse model $APC^{min}$ showed potent reduction in polyps and dysplastic adenomas

KEY ELEMENTS

- Targeting Classical FAP patients (w/ *APC* mutation)
- Benign polyps and dysplastic adenomas
- Oral Dosing & Gut-Biased
- US Orphan Drug Designation granted



## Phase 2 Study Design

FAP with *APC* mutation confirmed → 2:2:1 → High Dose / Low Dose / Placebo → Food Effect → 48 Week Treatment → 1° - Δ Polyp burden at 12M; 2° - PL, Safety, polyp # and histological grade → Open Label Extension

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# Clinical Program 4 – REC-3599 for Infantile GM2 Gangliosidosis

PREVALENCE

**400** US + EU5

CAUSE

LOF mutations in lysosomal beta-hexosaminidase subunit genes leading to neuronal GM2 accumulation

PATHOPHYSIOLOGY

GM2 + lipofuscin accumulation leads to complete neurological disability and death in the first few years of life

OUR REASON TO BELIEVE

Efficacy on the Recursion OS of a unique PKCß/GSK3ß dual inhibitor stimulating cellular autophagy and modulating lysosomal biogenesis. Reduction of disease-specific activity in patient derived cells

KEY ELEMENTS

- Tay-Sachs Disease (HEXA), Sandhoff Disease (HEXB), and GM2 Activator Deficiency Patients
- Complementary MOA for potential combination with genetic therapies
- Human safety database with established chronic dosing
- Liquid formulation suitable for G-tube dosing

Phase 2 Study Design

Infants with GM2 Diagnosis → Dose Escalation → Up to 34 Months TX → 1° - Survival; 2° - Safety, GM2 CSF ganglioside, neuro development → Open Label Extension



Amelie – lived with GM2

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# Clinical Program 5 – REC-3964 for Recurrence or Prevention of Clostridium difficile Colitis

INCIDENCE

730,000 US + EU5

CAUSE

Release of C. Difficile toxins by colonizing bacterium causes degradation of colon cell junction, toxin transit to bloodstream, and morbidity to host

PATHOPHYSIOLOGY

Highly recurrent infectious disease with severe diarrhea, colitis, and risk of toxic megacolon, sepsis, and death

OUR REASON TO BELIEVE

Efficacy on the Recursion OS identified a new chemical entity for prophylaxis and recurrent C. difficile infection via glycosyl transferase inhibition with potential to be both orally active and gut-biased

KEY TPP ELEMENTS

- Orally active small molecule toxin inhibitor
- Non-antibiotic approach with potential for combination with SOC and other therapies for recurrent disease
- Designed for gut-biased pharmacology to target infection in the GI tract while reducing systemic exposure and potential systemic effects
- Not expected to negatively impact the gut microbiome



Colleen – overcame recurrent C diff.

Tumor‐intrinsic immune resistance STK11 Target Alpha Target Beta More... REC‐ Gene B 648918 BIRC2 Gene A • Goal: Identify novel compounds capable of re‐sensitizing tumors with tumor‐ intrinsic resistance factors to checkpoint therapy Gene A Similar • Phenomap insight: Novel compound (REC‐648918) identified with similarity to BIRC2 knockout of potential immunotherapy resistance gene targets (Gene A, Gene B) REC‐648918 • Result: Reduction in tumor growth vs. anti‐PD‐1 alone in both CT26 checkpoint Opposite resistance and EMT6 models (including 40% and 80% complete response in combination in each model respectively) Gene B Efficacy demonstrated in CT26 checkpoint resistance (left) mouse model; complete response (CR) mice show minimal tumor growth when rechallenged (right) Efficacy demonstrated in EMT6 mouse model CT26 CT26 CT26 rechallenge rechallenge EMT6 Vehicle Vehicle Naïve mice Anti‐PD‐1 Anti‐PD‐1 CR mice from previous study REC‐648918 REC‐648918 REC‐648918 REC‐648918 + aPD1 + aPD1 80% CR in combo 40% CR in combo 25 days days days 25 CT26: mouse colon carcinoma. REC‐648918 was dosed PO, QD for 5 weeks at 100mg/kg. Anti‐PD‐1 was dosed IP, BIW for 5 weeks at 10mg/kg. 10 mice per group, dosing initiated when tumors reached ~ 80 mm3; * p<0.05 ** p<0.01 **** p<0.0001; ^ Combination treatment in EMT6 resulted in 8 CR and 8 rejections on re‐challenge

Tumor‐targeted precision therapeutics Hepatocellular Carcinoma MYC CDK12 More... REC‐65029 • Goal: Identify novel compounds capable of sensitizing HRD‐negative ovarian and 2.5μM other tumors to PARP inhibition Similar 1.0μM • Phenomap insight: Inhibition of target Gene A (for example, with REC‐65029) REC‐65029 may mimic inhibition of CDK12 while mitigating toxicity due to CDK13 inhibition 0.25μM 0.1μM • Result: Single agent and combo activity with olaparib in an HRD‐negative ovarian Opposite cancer CDX and PDX models with durable response Gene A CDK12 Single agent activity in olaparib‐resistant CDX mouse model Single agent and combination (with olaparib) in an HRD‐negative ovarian cancer PDX model with durable response OVCAR‐3 CDX OV0273 PDX OV0273 PDX (Survival) Vehicle Vehicle Olaparib Olaparib REC‐65029 REC‐65029 REC‐65029 REC‐65029 +olaparib +olaparib 80% CR by day 14 in combo Treatment stopped on Day 28 100% CR 26 days days days 26 OVCAR‐3 CDX – animals dosed with REC‐65029 for 5 days at 100 mg/kg BID, a holiday from days 6‐9 (due to body weight loss) and dosing resumed at 85 mg/kg BID; OV0273 PDX – REC‐65029 dosed at 85 mg/kg PO, BID, olalparib dosed at 90mg/kg PO QD; ** p<0.01 **** p<0.0001

Team Credentials Gender: % Women 45% 400+ Employees today Below VP VP and above 41% Advanced degrees 45% Life Sciences ‐ biology, chemistry, development, etc. Tech ‐ Data science, software engineering, automation, etc. Strategic Operations 27

28 Today Intermediate‐Term Near‐Term Recursion OS Continued digital chemistry and Clinical Predictions Enables quality, reliability, repeatability predictive ADMET OS build and scale

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# What to expect from Recursion

## Near-Term Milestones

Clinical Programs

- Rec-994 for CCM Ph2a clinical start in Q1
- Rec-2882 for NF2 Ph2/3 clinical start in Q1
- Rec-4881 for FAP Ph2 clinical start in Q2
- Rec-3599 for GM2 clinical start in Q2
- Rec-3964 for C diff. IND and Phase 1 start in 2H
- Additional INDs and Clinical Starts
- Option Exercises for Partnership Programs

## Medium-term milestones

- Multiple POC readout(s) for AI-discovered programs
- Potential additional partnership in large, intractable area of biology
- Additional option exercises for partnership programs
- Recursion OS Begins to move to Autonomous Map Building and Navigation with Automated Chemical Synthesis, Digital Chemistry and Predictive ADMET Tools
- In-House Small Molecule Manufacturing Capabilities come On-Line

## Strong Financials

- $579M in cash, equivalents & investments with no substantial debt at end Q3, 2021
- Does not include $150M upfront from Roche/Genentech deal
- Recognition of partnership upfronts over 2-3 years suggests possible annual revenue of $60-$80M

IMPACT

# Appendix: Our leadership team brings together experience & innovation to build the OS for scaling biopharma discovery

## Board of Directors



**CHRIS GIBSON, PHD**
Co-founder & CEO



**DEAN LI, MD/PHD**
Recursion Co-founder, President of Merck Research Labs



**BLAKE BORGESON, PHD**
Recursion Co-founder, Board member Machine Intelligence Research Institute



**ZAVAIN DAR**
Partner, Lux Capital



**ZACHARY BOGUE, JD**
Partner, Data Collective



**ROBERT HERSHBERG, MD/PHD**
Former EVP CSO & BD, Celgene



**TERRY-ANN BURRELL, MBA**
CFO & Treasurer
Beam Therapeutics



**R. MARTIN CHAVEZ**
Vice-Chair of 6th Street Financial. Former CFO/CIO at GS

## Executive Team



**CHRIS GIBSON, PHD**
Co-Founder & CEO



**TINA LARSON**
President & COO



**SHAFIQUE VIRANI, MD FRCS**
Chief Corp Dev Officer



**MASON VICTORS**
Chief Product Officer



**RAMONA DOYLE, MD**
Chief Medical Officer



**HEATHER KIRKBY**
Chief People Officer



**BEN MABEY**
Chief Technology Officer



**RON ALFA, MD/PHD**
SVP of Research



**MICHAEL SECORA, PHD**
Chief Financial Officer



**LOUISA DANIELS, JD**
Chief Legal Officer & General Counsel

Trademarks are the property of their respective owners and used for informational purposes only.

Forward program growth Significant program growth • Growing economic opportunity • Reduction of binary risks (1) ‘Unique Perturbations’ refers to the number of gene, soluble factor, cell and/or compound combinations physically explored. (2) Includes approximately 500,000 compounds from Bayer’s proprietary library. (3) ‘Inferential Relationships’ refers to the number of Unique Perturbations that have been predicted using our Recursion Map. (4) ‘Cost Per Experiment’ refers to the average adjusted direct cost to perform one phenomic experiment (defined as one well per perturbation) and is inclusive of consumable, compound and labor costs.

Company Early Discovery – Preclinical Clinical / Commercial Assets 1318 1018 113 712 7 (multiple through collaboration) 12 >504 Pipeline data from company websites as of 11/08/2021. Trademarks are the property of their respective owners and used for informational and educational purposes only.

Trademarks are the property of their respective owners and used for informational purposes only. Analysis as of April 2021.